OUR GOAL: Establish our T-win® immune-modulating cancer vaccines as the potential backbone of therapy for multiple cancer types Nasdaq: IOBT Corporate Overview March 2023 Exhibit 99.1

Forward Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our business plan, clinical trials and regulatory submissions. We may, in some cases, use terms such as  “may,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties.  Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to the execution of our business plan, success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission.  For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

“Cancer Vaccines: the next immunotherapy frontier” Targeting the immune system 2 key regulators: anti-CTLA-4 and anti-PD1 Recent addition of anti-LAG3 Hallmark results in both quality and durability of response Current treatments don’t address Tregs and TAM (M2) MDSC T-win® IO102-IO103 vaccine provided activity across PD-L1 subgroups in Phase 1/2 study First immune-modulating vaccine designed to target the TME, currently in clinical development In Phase 1/2 study, induced meaningful tumor regression and established durable antitumor response while achieving a favorable safety profile for patients IO 102-IO103 validated mechanism of action in Phase 1/2, enrolling Phase 3 pivotal study Why Now? T-win® IO102-IO103 vaccine has potential to significantly improve current treatment paradigm: Nature Cancer National Geographic, published 22 Dec 2022

Direct killing of immune suppressive cells (IDO1 & PDL1), including both tumor cells and genetically stable cells in the TME, demonstrated in Ph1/2 Pioneered first immune modulating therapy directed against cells (Tregs & TAMs) in the TME expressing immune-suppressive proteins (currently in Ph3) T-win Vaccine Platform: Modulation of the TME into a more pro-inflammatory, anti-tumor environment by eradicating IDO and PD-L1 positive Tregs and TAMs Non-Confidential Overview IO Biotech’s Novel Technology: T-win® Vaccine Platform Activates and expands T cells to modulate the tumor microenvironment, impacting the most important immune suppressive cell types (e.g. Tregs and TAMs) Seminal discovery of T cells that provide immunity against immune suppressive molecules (e.g., IDO1, PDL1). 1. Shamaila Munir, et. al. Plos ONE; vol. 7:4, 2012 HD = healthy donorsMM = malignant melanoma RCC = renal cell carcinomaBC = breast cancer IDO-Specific T cells are Naturally Occuring1 High frequency of T cells specific to IDO1 epitopes are found in various cancer patients and healthy individuals IDO specific INF ƴ releasing cells/5x10e5 PBMC

Growth Trajectory Supported by Significant Clinical Milestone Momentum Industry Pioneers First immune-modulating cancer vaccine designed to target the TME, currently in Phase 3 clinical development T-win® MOA designed to stimulate pre-existing T cells against both tumors and immune suppressive cells in the TME Infiltrating T cells modulate the TME into an anti-tumor pro-inflammatory environment Shifting the Paradigm 1st line melanoma combo with nivolumab: 80% ORR, 50% CR and 25.5 months median PFS* (n=30); durable results with favorable safety profile shown in Ph1/2 Current SOC ~45%-58% ORR and ~7-12 months PFS Breakthrough Therapy Designation (BTD) for melanoma granted by FDA based on Phase 1/2 data for IO102-IO103 Forging Ahead in 1st Line Advanced Melanoma Phase 3 global multi-center pivotal trial evaluating combination with pembrolizumab in 1st line advanced melanoma; completion of enrollment expected by year-end 2023; protocol calls for interim analysis of ORR one year after 75% of patients have been randomized; potential submission of BLA for accelerated approval based on interim analysis Potential efficacy and safety profiles may lead to T-win vaccine becoming a backbone of future combination therapy Multiple Upside Opportunities in Other Solid Tumors Phase 2 basket trial enrolling patients across three cohorts (lung, head and neck, and bladder cancer) Encouraging data from nine evaluable lung patients reported January 2023 Early-stage pipeline targeting additional immune suppressive mechanisms Poised for growth Nasdaq listing (IPO) in Nov. 2021 Cash: ~$142M (12-31-22 – preliminary and unaudited); runway through 3Q2024 Continue organizational development in Denmark and United States 5 * January 23 update: One patient was re-evaluated and did not have “real progression” but instead pseudo progression.

Subcutaneous injection with T-win vaccine 1 T-win vaccine activates T-cells 2 Vaccine activated T cells attack immune suppressive targeted antigen presenting cells 3 4 The inflamed TME becomes immune- permissive, enabling further tumor cell killing by the recruited tumor-specific T-cells Direct killing of target-expressing immunosuppressive cells in the TME Modulation of the TME into a more pro-inflammatory, anti-tumor environment (e.g. IDO, PD-L1, arginase) T-win vaccine designed to target high value TME proteins Induction of potent immune response within the TME to enhance killing of tumor cells: Potential to overcome limitations of previous approaches T-Win® Vaccine Targets the Immune System Vaccine designed to engage critical immune suppressive antigens instead of ever-changing targets (e.g. Neoantigens) Proinflamatory cytokines MDSC Tumor cells Treg Tumor-specific T cell MDSC Tumor cell death Treg Proinflamatory cytokines APC Targeted effector T-cell T-win drug candidate Targeted effector T-cell Targeted effector T-cell

Translating our Science to Clinical Outcomes

Current Pipeline Overview In combination with pembrolizumab NSCLC = non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck, UBC = urothelial bladder cancer Program Line of therapy/ indication Pre-clinical Phase 1  Phase 2 Phase 3 Anticipated Next Milestone IO102-IO103 Targets: IDO, PD-L1 First Line Advanced Melanoma Reach 75% of patients enrolled: mid-2023 Complete enrollment in Phase 3 by year-end 2023 IO102–IO103 First Line Solid Tumors(1) Encouraging data from nine evaluable NSCLC patients announced January 2023 Continue enrolling Phase 2 “basket” trial Additional data in 2023 Neo-adjuvant / Adjuvant Solid Tumors(1) Initiate Phase 2 “basket” trial in 2H 2023 IO112 Target: Arginase 1 Solid Tumors IND Ready Indications TBD IO112 Melanoma Head & Neck (SCCHN)(2) Indication TBD Lung (NSCLC)(2) Head & Neck (SCCHN) (2) Bladder (UBC) (2) Melanoma(1)

Melanoma By the Numbers Unresectable / metastatic melanoma is serious and life-threatening Larkin 2019; Robert 2019; Wolchock et al ASCO 2021 Abstract # 9506; Wolchock JCO Vol 40, Issue 2 * American Cancer Society website accessed 3/1/2023 100,000 Expected New Melanoma Cases 8,000 Expected to Die of Melanoma 37-39 months Median OS 40-50% 5-Year OS Stage IV melanoma patients (untreated) regardless of BRAF mutation status In 2023 in the U.S.*: ...but associated with considerable toxicity: 59% grade 3/4 TRAEs, highlighting the need for better tolerated combinations Anti-programmed death (PD)-1 antibodies (e.g. nivolumab and pembrolizumab) lead to a 5-year overall survival rate of 43-51% Anti-cytotoxic T‑lymphocyte associated antigen-4 (CTLA-4) antibody (i.e., ipilimumab) in combination with anti PD-1 antibody (nivolumab) can increase 6.5-year overall survival rate to about 49%...

Positioned for Leadership in the Evolving Melanoma Landscape Our goal: Inducing meaningful tumor regression and establishing durable anti-tumor response while achieving a manageable tolerability profile for patients Future combination therapy Strong potential to become backbone of future triple combination therapies No additional systemic toxicity observed in completed clinical trials Designed to be off-the-shelf vaccine Opdualag learnings (Nivo-LAG-3) Effect only in a subset of patients (PD-L1 low: < 1%)* Potential Competitive Advantages Benefit-Risk Ratio In Phase 3 Broad Applicability Our P3 treatment candidate in the desired “quadrant” High PFS, high ORR, low AE’s First mover advantage with IO102-IO103 Consistent results across melanoma subgroups Potential for use across patients regardless of PD-L1 expression Potential broad applicability Across tumor types and stages * Relativity 047 study data as reported

T-win® IO102-IO103 Immune-Modulating Cancer Vaccine Phase 1/2 Clinical Trial Non-Confidential Overview In collaboration with the Center for Cancer Immune Therapy

Small Molecule IDO Inhibitors … And Synergistic IO-102 / IO-103 Are a Synergistic Peptide Combination 12 Small molecule IDO inhibitors merely block the catabolism of tryptophan to kynurenine… IO102 is designed to drive IDO-reactive T cells to ablate IDO-expressing cells, as opposed to small molecule inhibitors which serve to merely interdict IDO’s enzymatic capacity The proliferation of IDO-directed T cells, results in inflammation, which in turn upregulates PD-L1 and potentiates the subset of PD-L1-directed T cells IO-102 / IO-103 Are Differentiated… …however, beyond its canonical function, IDO also has a ‘moonlighting’ function Activates non-canonical, anti-inflammatory NF-kβ pathway Source: Pallotta et al. 2022

Compelling Phase 1/2 Data Published in Nature Medicine 31.7 months median follow up 46.8 months mOS 25.5* months mPFS 50% CRR 80% ORR (as previously reported in Nature; RECIST1.1= 73.3% ORR) PHASE 1/2 TRIAL December 09, 2021 October 2022 Data Cut Successful Outcomes Drive Continued Clinical Development * January 23 update: One patient was re-evaluated and did not have “real progression” but instead pseudo progression.

TRIAL POPULATION: Measurable disease First-line metastatic melanoma Anti PD-1 / PD-L1 naïve Any PD-L1 and BRAF status N = 30 Phase 1/2 Trial Design: Metastatic anti-PD1 Naïve Melanoma IO102-IO103 plus nivolumab Primary objective: safety and feasibility, secondary objective immunogenicity and tertiary objective clinical efficacy IO102-IO103 (100 μg of each peptide) + Montanide adjuvant (max. 15 treatments, up to 47 weeks) Nivolumab (3 mg/kg) q2w up to 2 years LBA ESMO BTD granted FDA Meetings MSD / Merck Collaboration NATURE Med Publication IND Ph 3 FPI 2020 PHASE 1/2 TRIAL 2022 2021 >80 Active Sites in Ph 3

Baseline Demographics Patients n = 30 Age (years) Mean (range) 70 (46-85) Sex Female 14 (47%) Male 16 (53%) ECOG Performance status 0 26 (87%) 1 4 (13%) PD-L1 status Positive (≥1%) 17 (57%) Negative (< 1%) 13 (43%) BRAF status (%) Mutant (V600E, V600K) 11 (37%) Wild-Type or non-V600 mutation 19 (63%) Patients n = 30 Stage (8th edition JACC) (%) M1a 6 (20%) M1b 6 (20%) M1c 18 (60%) LDH (%) Normal 19 (63%) Elevated > ULN 11 (37%) Liver metastases (%) Yes 10 (33%) No 20 (67%) Number of metastatic sites 1 7 (23%) 2-3 17 (57%) > 3 6 (20%) Data as published in Nature Medicine December 2021 Patient characteristics Majority of patients had one or more poor prognostic factors: 43% PD-L1 negative 60% M1c 37% high LDH Baseline characteristics are largely similar to those in other trials PHASE 1/2 TRIAL

Unprecedented ORR and CRR Data as published in Nature Medicine December 2021 *Two of the 24 responding patients progressed before subsequent radiological confirmation ** Radiologically confirmed at subsequent imaging Best Overall Response Investigator Review Responders – ORR* 24 80% Best Overall Response Rate (RECIST 1.1**) 22 73.3% Complete Response Rate 14 46.7% Partial Response Rate 8 26.7% SD 0 0% PD 6 20% Total 30 100% ORR – PDL1 negative only (n = 13) 7 54% Data externally confirmed ORR and CRR externally confirmed with subsequent blinded review Ipi / Nivo ORR: 58% and CRR: 22% (Larkin 2019) Nivolumab or pembrolizumab ORR 45% - 46% (Larkin 2019 and Robert 2019) PHASE 1/2 TRIAL

M M M M M M M M M M M 34 11 9 17 4 2 Change in Target Lesion Size by Patient CR PR PD Elevated LDH PD-L1 negative M1c M BRAF mutation Source: Kjeldsen, et. al. Nature Medicine; Dec 9, 2021 Data as published in Nature Medicine December 2021 Updated February 2021 PHASE 1/2 TRIAL Key take away Even patients with poor prognostic factors show clinical benefit (e.g. M1c and elevated LDH)

Rapid and Durable Responses Source: Kjeldsen, et. al. Nature Medicine; Dec 9, 2021 Data as published in Nature Medicine December 2021 As of December 2021, median duration of response not reached Time and Duration of Response Time Since First Injection (Months) † † † † † † † † 11 34 9 17 2 4 37 8 16 42 18 39 38 35 6 10 29 27 24 22 23 20 15 7 14 13 12 5 3 1 U U PR start CR start Progression CR PR PD Response ongoing † Death Died due to severe nivolumab induced side effects Elevated LDH PD-L1 negative M1c U Unconfirmed PR M BRAF mutation M M M M M M M M M M M PHASE 1/2 TRIAL Key take away Early responses (12 weeks) and deepening of responses up to 18 months after treatment initiation Durable and deep (CR) responses in patients with poor prognostic factors Updated February 2021

Rapid, Deep and Durable Responses Complete Response (CR) Partial Response (PR) Progressive Disease (PD) Source: Kjeldsen, et. al. Nature Medicine; Dec 9, 2021 Updated February 2021 PHASE 1/2 TRIAL

Phase 1/2 vs. Contemporaneous Matched Historical Controls CR = complete response, ORR = overall response rate Significantly higher ORR than matched historical controls – suggesting that the response observed with the combination therapy was unlikely to be due to patient selection bias Efficacy results in the matched historical cohort were comparable with Phase 3 benchmarks BOR Phase 1/2% (95% CI) (Jan’20) Matched dataset % (95% CI) N 29 60 CR 41.4% (25% - 60%) 12% (6% - 22%) ORR 79.3% (61% - 90%) 41.7% (31% - 53.3%) Comparison with contemporary anti PD-1 treated patients from the National Danish Metastatic Melanoma Database 938 anti PD-1 treated patients were extracted 218 patients were eligible for comparison and matching 60 patients were found to match The ORR (79.3% vs. 41.7%) and CR (41.4% vs. 12%) - was significantly higher PHASE 1/2 TRIAL

Phase 1/2: Encouraging Long-term Follow-up mPFS = 780 days (25.6 months) Median duration of follow-up = 27.3 mo mOS (N = 30) Not yet reached at December ‘21 mOS 46.8 months at October ‘22 Median PFS of 25.6 months in February 2021 Median PFS of 25.3 months in June 2021 Median PFS of 25.5 months in October 2022 (updated) Ipi / Nivo mPFS 12 months mOS Ipi / Nivo > 60.0 mo (95%CI, 38.2 to NR). mOS nivolumab = 36.9 mo (95% CI, 28.2 to 58.7) Larkin NEJM 2019 Progression Free Survival Overall Survival PHASE 1/2 TRIAL

Attractive Safety Profile Potential to Become the Backbone of Combination Therapy No increase in systemic Grade 3+ AE’s when combining IO102-IO103 with anti PD-1 High Grade (CTCAE 3-5) = 17% Comparable with CM-066 (15%) and KN-006 (17%) TRAEs Leading to Discontinuation = 17% CM-066 (9%) and KN-006 (10%) Ipi/Nivo from Registrational Phase 3 High grade AEs occurred in 59% and TRAEs led to discontinuation in 42% of patients All the AEs leading to treatment discontinuation were considered by the investigator to be related to nivolumab. The rate of treatment-related adverse events leading to discontinuation of both nivolumab and IO102-IO103 was 17%. 77% of patients experienced local injection site reactions, most likely due to the Montanide adjuvant PHASE 1/2 TRIAL Larkin 2019, Robert 2019, Wolchock et al ASCO 2021 Abstract # 9506

IO102-IO103 Immune-Modulating Cancer Vaccine: Ongoing Clinical Trials

Pivotal Phase 3 Trial Design in 1st Line Melanoma IOB-013 / KN-D18 currently enrolling at 80 active sites Primary endpoint: PFS by central review Secondary endpoints: ORR, DRR, CRR, OS, DoR, TTR, DCR Incidence of AEs and SAEs Quality of life Biomarkers in blood and tumor tissue will also be assessed N=300 Advanced melanoma Unresectable Stage III Metastatic Stage IV > 6 mo. after adj. neo-adjuvant aPD‑1 Measurable disease (RECIST 1.1) ECOG PS 0-1 Stable CNS disease is allowed Eligibility Criteria Stratify Endpoints 1:1 Stage (Low vs high risk) BRAF (mut vs WT) IO103-IO102 and Pembrolizumab 200mg q3w (N= 150) Pembrolizumab 200mg q3w (N= 150) DRR = durable response rate, CRR = complete response rate ClinicalTrials.gov indentifier: NCT05155254 Interim analysis of ORR conducted one year after 75% of patients have been randomized; Potential to file for accelerated approval based on interim analysis

Phase II Basket (IOB-022/KN-D38) Phase II Basket (IOB-032/PN-E40) 1st Line Solid Tumors Neoadjuvant & Adjuvant Solid Tumors Lung (NSCLC) Head & Neck (SCCHN) Bladder (UBC) Melanoma Head & Neck (SCCHN) Additional Indications IO102-IO103: Additional Opportunities Multiple potential opportunities in various cancer settings with limited anti-PD-1 mAb efficacy or tolerability and toxicity concerns FIRST LINE SOLID TUMORS, NEO-ADJUVANT/ADJUVANT SOLID TUMORS NSCLC = non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck, UBC = urothelial bladder cancer

Phase 2 Solid Tumor Basket Trial IOB-022 / KN-D38 currently enrolling Primary endpoint: ORR Secondary endpoints: DOR, CRR, PFS, OS, DCR, TTR, safety N=up to 30 per cohort Previously untreated metastatic solid tumors No prior 1-line therapy Measurable disease ECOG 0 or 1 Eligibility Criteria Stratify1 Endpoints 1:1 IO103-IO102 and Pembrolizumab 200mg q3w DRR = durable response rate, CRR = complete response rate NSCLC PD- L1 TPS ≥ 50% SCCHN (HPV +/-) PD- L1 CPS ≥ 20 UBC PD-L1 CPS ≥ 10 NSCLC = non-small cell lung cancer, SCCHN = squamous cell carcinoma of the head and neck, UBC = urothelial bladder cancer

IOB-022: Encouraging initial data NSCLC cohort < 2 cycles of IO102-IO103 Key take away All patients have had one scan at 9 weeks post treatment To be considered efficacy evaluable, patients must have had at least 2 cycles of IO102-IO103 Encouraging early data Best Percentage Change from Baseline (%)[2] Patient ID

Moving Forward

Team of Leaders with a Strong Track Record in Discovery & Development Mai-Britt Zocca, PhD President and CEO 20 years industry and oncology drug development experience PhD in medicine (Immuno-Oncology) Serial life sciences entrepreneur, corporate strategy, financing and management, board member Eva Ehrnrooth, MD PhD Chief Medical Officer 20+ years in oncology & drug development Board certified clinical oncologist with a PhD in molecular oncology Successfully led multiple phase 3 oncology programs across multiple solid tumor indications leading to global registration Muhammad Al-Hajj, PhD Chief Scientific Officer 18+ years in oncology drug discovery PhD in molecular genetics with postdoctoral training in cancer and stem cell biology Leadership in oncology and immunotherapy translational sciences within pharma and biotech Amy Sullivan, MBA Chief Financial Officer 30 years experience in life sciences industry Extensive experience with corporate strategy and investor relations for early through commercial-stage biotech Deep U.S. network and experience Raised >$2B in capital, incl. public equity in U.S. and EU

Recap and Upcoming Milestones Multiple milestones in 2023 across indications These are not projections; they are targets/goals and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals. IO102-IO103 (PD-L1, IDO) - Dual Epitope 2022 2023 Phase 3 Melanoma First-line advanced First patient randomized/dosed – May Reach 75% of patients enrolled: mid-2023 Complete enrollment in Phase 3 by year-end 2023 Phase 2 Basket Trials NSCLC SCCHN, UBC First-line metastatic First patient dosed – April Additional Data Melanoma and SCCHN Neo-adjuvant / adjuvant Initiate Phase 2 in one indication in 2H2023 IO112 (Arginase) Phase 1/2 Solid tumors - IND Ready

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